Summary Prospectus    July 1, 2020
JPMorgan Ultra-Short Municipal Fund
Class/Ticker:     A/USMSX; I/USMTX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2020, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.
You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

What is the goal of the Fund?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 71 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information. You may be required to pay a commission to your Financial Intermediary for purchases of Class I Shares. Such commissions are not reflected in the tables or the example below.
SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	2.25%	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares for purchases prior to March 31, 2018	NONE (under $500,000)	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares for purchases on or after March 31, 2018	NONE	NONE
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management Fees	0.15%	0.15%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.36	0.35
Service Fees	0.25	0.25
Remainder of Other Expenses	0.11	0.10
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses	0.77	0.51
Fee Waivers and/or Expense Reimbursements[1]	(0.32)	(0.26)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	0.45	0.25
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.45% and 0.25% of the average daily net assets of Class A and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/21 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	270	434	612	1,128
CLASS I SHARES ($)	26	137	259	615
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities.
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities (such as municipal leases).
The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
Up to 100% of the Fund’s assets may be invested in short-term municipal instruments such as variable rate demand notes, short-term municipal notes and tax-exempt commercial paper. Their yields will vary as interests rates change.
Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals.
The Fund also invests in municipal mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion. The Fund may invest more than 25% of its total assets in municipal housing authority obligations.
As part of its investments in municipal securities, the Fund invests primarily in investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may also invest in zero-coupon securities.
Up to 20% of the Fund’s net assets may be invested in securities subject to federal income tax.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact of the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in the financial health of a municipal issuer may make it difficult for the issuer to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counter-party risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.
Municipal Housing Authority Obligations Risk. The Fund may invest more than 25% of its total assets in municipal housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.
Ultra-Short Fund Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate.
High Yield Securities Risk. The Fund may invest in securities of municipal issuers that are highly leveraged, less creditworthy or financial distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited informa-
tion about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares the Fund’s performance to the performance of the Bloomberg Barclays 1 Year Municipal Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS — CLASS I SHARES
Best Quarter	1st quarter, 2019	0.68%
Worst Quarter	4th quarter, 2017	0.02%
The Fund’s year-to-date total return through 3/31/20 was 0.04%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 05/31/2016)
CLASS I SHARES
Return Before Taxes	2.01%	1.24%
Return After Taxes on Distributions	2.01	1.22
Return After Taxes on Distributions and Sale of Fund Shares	1.81	1.19
CLASS A SHARES
Return Before Taxes	-0.39	0.39
BLOOMBERG BARCLAYS 1 YEAR MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	2.46	1.37
After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2016	Managing Director
James Ahn	2016	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class A Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day:
•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-USM-AI-720